Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.7399%


        Excess Protection Level
          3 Month Average   4.56%
          March, 1998   5.94%
          February, 1998   4.73%
          January, 1998   2.99%


        Cash Yield                                  18.56%


        Investor Charge Offs                         4.85%


        Base Rate                                    7.77%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $3,867,972,264.80